Hatteras Alpha Hedged Strategies Fund
Hatteras Hedged Strategies Fund

each a series of Hatteras Alternative Mutual Funds Trust

No Load | Class A | Class C | Institutional Class

April 17, 2014

Supplement to the Prospectuses and
Statement of Additional Information (“SAI”)
dated April 30, 2013, as previously supplemented

The following information supplements the sections titled “Investment Sub-Advisors to Underlying Funds” on page 39 of the Prospectus for Hatteras Alpha Hedged Strategies Fund and page 10 of the Prospectus for Hatteras Hedged Strategies Fund.

Jadwin Partners, LLC
Addition of Sub-Advisor

Effective immediately, the Board of Trustees has appointed Jadwin Partners, LLC (“Jadwin”) as sub-advisor to the Underlying Funds Trust to manage a portion of the Underlying Funds’ assets.  The appointment of Jadwin does not require shareholder approval under the terms of the exemptive order issued to the Funds by the SEC.  The exemptive order permits the Advisor to hire new sub-advisors subject to certain conditions and approval by the Board of Trustees, but without shareholder approval.

Additionally, the sections on pages 61–64 of the Hatteras Alpha Hedged Strategies Fund Prospectus, pages 20–24 of the Hatteras Hedged Strategies Fund Prospectus and pages 31–39 of the Hatteras Alpha Hedged Strategies Fund and Hatteras Hedged Strategies Fund SAI, describing the sub-advisors to the Underlying Funds, are amended to add the following:

Jadwin Partners, LLC
The Advisor has entered into a Sub-Advisory Agreement with Jadwin Partners, LLC (“Jadwin”) to manage a portion of the Market Neutral Portfolio.  Jadwin is located at One Embarcadero Center, 29th Floor, San Francisco, California, 94111 and is a registered investment adviser. Jadwin provides investment management services to investment companies and other pooled investment vehicles.

Please retain this Supplement with your
Prospectuses and SAI for future reference.